EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, AS AMENDED

In connection with the Quarterly Report of PGI Energy Fund I Series Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marcellous S. McZeal, Chief Executive Officer of the Company, do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of my knowledge:

(1) The Report fully complies with the reporting requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 22 , 2010	Signed:	/s/ Marcellous S. McZeal
Marcellous S. McZeal
Chief Executive Officer